EXHIBIT 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. §1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of MGI PHARMA, INC. (the “Company”) on Form 10-Q for the period ended March 31, 2006 as filed with the Securities Exchange Commission on the date hereof (the “Report”), I, William F. Spengler, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:
(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ William F. Spengler
William F. Spengler
Senior Vice President and Chief Financial Officer
May 9, 2006